UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2021

Ecoark Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Pearl Parkway Suite 200, San Antonio, TX	78215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-762-7293

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 8.01. Other Events

On April 27, 2021, the lawyers for Ecoark Holdings, Inc. (the “Company”) filed a Plaintiffs’ Brief in Support of Motion for Attorneys’ Fees and Pre-and Post-Judgment Interest (the “Brief”) with the United States District Court for the Eastern District of Arkansas, Central Division regarding the Company’s judgment against Walmart Inc. A copy of the Brief is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Plaintiffs’ Brief in Support of Motion for Attorneys’ Fees and Pre-and Post-Judgment Interest filed on April 27, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

May 3, 2021	Ecoark Holdings, Inc.

	By:	/s/ Randy S. May
Randy S. May Chief Executive Officer

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